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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.   20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) August 20, 2007
                                                      ---------------


                         OHIO CASUALTY CORPORATION
          (Exact name of registrant as specified in its charter)

             OHIO                   0-05544                 31-0783294
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)

                 9450 Seward Road, Fairfield, Ohio    45014
           (Address of principal executive offices) (Zip Code)

                              (513) 603-2400
           (Registrant's telephone number, including area code)

                              Not Applicable
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01.  Other Events
---------

On August 20, 2007, Liberty Mutual Group and the Ohio Casualty Corporation (the "Corporation") issued a press release to announce that Liberty Mutual Group has received approvals from the State of Ohio Department of Insurance and the State of Indiana Department of Insurance for the acquisition by Liberty Mutual Insurance Company of the Corporation. The parties expect to close the acquisition on Friday, August 24, 2007.

The press release was posted on the Corporation's website at
http://www.ocas.com and is attached hereto as Exhibit 99 and hereby
-------------------
incorporated by reference.


ITEM 9.01.  Financial Statements and Exhibits
---------


(c)  Exhibits

     Exhibit No.   Description
     ----------    -----------

         99 Press release dated August 20, 2007, announcing the approval for the acquisition by Liberty Mutual Insurance Company of the Corporation and posted on the Corporation's website at http://www.ocas.com.
                              -------------------










                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      OHIO CASUALTY CORPORATION
                                      -------------------------
                                             (Registrant)





August 20, 2007                       /s/Debra K. Crane
                                      -------------------------------------
                                      Debra K. Crane, Senior Vice President,
                                        General Counsel and Secretary




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                               Exhibit Index
                               -------------

                        Current Report on Form 8-K
                           Dated August 20, 2007


Exhibit No.   Description
----------    -----------

    99 Press release dated August 20, 2007, announcing the approval for the acquisition by Liberty Mutual Insurance Company of the Corporation and posted on the Corporation's website at http://www.ocas.com.
              -------------------













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